UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

B. RILEY PRINCIPAL MERGER CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

In connection with the previously announced business combination (the “business combination”) between B. Riley Principal Merger Corp. II (the “Company”) and Eos Energy Storage LLC (“Eos”), on November 10, 2020, the Company issued a press release announcing the results of its stockholders redemptions, a copy of which is being filed herewith as additional definitive materials.

B. Riley Principal Merger Corp. II Announces Results of Stockholder Redemptions

Stockholders Redeem 37% of Total Public Shares Outstanding

Business Combination Expected to Close November 16th, Subject to Stockholder Vote and Satisfaction of Closing Conditions

New York, New York, November 10, 2020/Businesswire/ -- B. Riley Principal Merger Corp. II (NYSE: BMRG, BMRG WS, BMRG.U) (the “Company”), a special purpose acquisition company sponsored by an affiliate of B. Riley Financial, Inc. (Nasdaq: RILY) (“B. Riley Financial”), today announced that 37% of the 17,500,000 total public shares of the Company’s Class A common stock were submitted for redemption in connection with the Company’s special meeting of its stockholders (the “special meeting”), scheduled to occur at 10:00 AM, Eastern time, on November 12, 2020, in connection with the Company’s proposed business combination (the “business combination”) with Eos Energy Storage LLC (“Eos”), a leading manufacturer of safe, reliable, low-cost zinc battery storage systems. The deadline for submitting shares for redemption was November 10, 2020 at 10:00 AM, Eastern time.

After taking into account the number of shares that were submitted for redemption and the completion of the proposed private placement, the Company expects to have over $150 million in cash available to it at the closing of the business combination.

The business combination is expected to close on or about November 16, 2020, subject to its approval by the Company’s stockholders at the special meeting and the satisfaction of other closing conditions. Upon the closing of the business combination, the Company will be renamed “Eos Energy Enterprises, Inc.” and the Company will delist its units, shares of common stock and warrants from the New York Stock Exchange. The post-business combination company’s common stock and warrants are expected to begin trading on November 17, 2020 on Nasdaq under ticker symbol “EOSE” and “EOSEW”, respectively.

About Eos Energy Storage LLC

At Eos, we are on a mission to accelerate clean energy by deploying stationary storage solutions that can help deliver the reliable and cost-competitive power that the market expects in a safe and environmentally sustainable way. Eos has been pursuing this opportunity since 2008 when it was founded. Eos has more than 10 years of experience in battery storage testing, development, deployment, and operation. The Eos Aurora® system integrates Eos’ aqueous, Znyth® technology to provide a safe, scalable, and sustainable alternative to lithium-ion. https://eosenergystorage.com

About B. Riley Principal Merger Corp. II

BMRG was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Additional Information about the Business Combination

In connection with the business combination, BMRG has filed a definitive proxy statement with the United States Securities and Exchange Commission (“SEC”). BMRG stockholders and other interested persons are advised to read the definitive proxy statement, in connection with BMRG’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination, because the proxy statement will contain important information about BMRG, Eos and the proposed business combination. The definitive proxy statement has been mailed to BMRG stockholders as of the record date established for voting on the proposed business combination. Stockholders can obtain copies of the proxy statement, without charge at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by BMRG when and if available, can be obtained free of charge by directing a written request to B. Riley Principal Merger Corp. II, 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Business Combination described herein under the rules of the SEC. Information about those directors and executive officers and a description of their interests in the Company is contained in the Business Combination Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company to complete the contemplated Business Combination with Eos; matters discovered by Eos or the Company as they complete their respective due diligence investigation of the other; the risk that the approval of the stockholders of the Company for the Business Combination is not obtained; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of funds available in the Company’s trust account following any redemptions by the Company stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the proposed Business Combination; costs related to the proposed Business Combination; and those factors discussed in the Business Combination Proxy Statement under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Contacts:

For Eos Energy Storage LLC:
Investors	Media
Ed Yuen	James McCucker
ir@eosenergystorage.com	media@eosenergystorage.com

For B. Riley:
Investors	Media
Brad Edwards	Scott Cianciulli
ir@brileyfin.com	press@brileyfin.com